UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 10, 2005

                              LAS VEGAS SANDS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

              00132373                                   27-0099920
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       (Commission File Number)                (IRS Employer Identification No.)

      3355 LAS VEGAS BOULEVARD SOUTH
            LAS VEGAS, NEVADA                                89109
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  (Address of Principal Executive Offices)                 (Zip Code)

                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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          Reference is made to the amended and restated credit agreement dated
February 22, 2005 among Las Vegas Sands Corp. ("LVSC"), Las Vegas Sands, Inc. and Venetian Casino Resort, LLC as borrowers, Goldman Sachs Credit Partners L.P., as syndication agent, joint lead arranger and joint lead bookrunner, The Bank of Nova Scotia, as administrative agent, joint lead arranger and joint lead bookrunner, certain lenders and Wells Fargo Foothill, Inc., The CIT Group\Equipment Financing, Inc. and Commerzbank AG, as documentation agents (the "AMENDED CREDIT AGREEMENT"), the execution and terms of which were previously described in LVSC's report on Form 8-K dated February 23, 2005.

Pursuant to its obligations under the Amended Credit Agreement, LVSC is hereby filing an execution copy thereof.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits


Exhibit 4.1       The Amended Credit Agreement.



                                       2
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 10, 2005

                                        LAS VEGAS SANDS CORP.


                                        By: /s/ Bradley K. Serwin
                                            ------------------------------------
                                            Name:  Bradley K. Serwin
                                            Title: General Counsel and Secretary

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                    DESCRIPTION
------                    -----------

Exhibit 4.1          The Amended Credit Agreement.